Prospectus Supplement* Dec. 27, 1999

AXP Cash Management Fund S-6320 N (9/99)
AXP Tax-Free Money Fund S-6433 M (2/99)

The following information has been revised under the section titled "Selling Shares":

For AXP Cash Management Fund

You can change your mind after requesting a sale of Class B shares and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.


The   following   language   has  been   deleted   under  the   section   titled
"Exchanging/Selling Shares":

For AXP Cash Management Fund and AXP Tax-Free Money Fund

You may make up to three exchanges within any 30 day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with the pre-approval of the Fund.

S-6554 A  (12/99)
*Valid until next prospectus update